December 11, 2017
Green Square Tax Exempt High Income Fund (the “Fund”)
Series of Managed Portfolio Series (the “Trust”)

Supplement to the Prospectus dated September 15, 2017, as revised
November 21, 2017

The information under “Purchase and Sale of Fund Shares” on page 5 of the Fund’s Prospectus is deleted and replaced with the following:

You may purchase, redeem or exchange Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Green Square Equity Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by contacting the Fund by telephone at 1-877-914-7343 or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. The Fund’s minimum initial and subsequent investments are shown below.  The Fund may reduce or waive the minimums in its sole discretion.

	Minimum Initial Investments	Minimum Subsequent Investments
Investor Class	$1,000	$100
Institutional Class	$25,000	$1,000

The following information is added following the first paragraph under “How to Purchase Fund Shares” on page 15 of the Fund’s Prospectus:

Investment Minimums.  The minimum initial investment amount is $25,000 for Institutional Class shares and $1,000 Investor Class shares.  The minimum investment amount for subsequent investments is $1,000 for Institutional Class shares and $100 for Investor Class shares.  The Fund reserves the right to waive the minimum initial or subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Thank you for your investment.  If you have any questions, please call the Fund toll-free at 877-914-7343.
This supplement should be retained with your Prospectus for future reference.